Forward-Looking Statements
Forward-looking Statements
Certain of the statements made today and listed within the following presentation slides are forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed in this presentation. Such forward-looking statements are based on management’s current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.
These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.
Reconciliation to GAAP
To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under
Generally Accepted Accounting Principles (GAAP). A detailed reconciliation of adjusted numbers to GAAP is posted in the Investor Relations section of our Web site at
http://ir.omnicare.com. Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated.
Important Additional Information
On September 7, 2011, Philadelphia Acquisition Sub, Inc. ("Purchaser"), a wholly owned subsidiary of Omnicare, Inc. ("Omnicare"), commenced a tender offer to purchase all issued and outstanding shares of common stock, par value $0.01 per share (together with the associated preferred share purchase rights, the "Shares") of PharMerica
Corporation ("PharMerica") at a price of $15.00 per Share, net to the seller in cash, without interest and subject to any required withholding of taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Offer").  The Offer is scheduled to expire at 5:00 p.m., New York City time, on January 20, 2012, unless extended.  If the Offer is extended, Omnicare will issue a press release announcing the extension no later than 9:00 a.m., New York City time, on the next business day following the date the Offer was scheduled to expire.  The
Offer is conditioned on, among other things, there being validly tendered and not withdrawn at least a majority of the total number of Shares outstanding on a fully diluted basis, the board of directors of PharMerica redeeming or invalidating its "poison pill" stockholder rights plan, receipt of regulatory approvals and other customary closing conditions as described in the Offer to Purchase. The Offer is not subject to any financing contingencies.
This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. The Offer is being made pursuant to a tender offer statement on
Schedule TO (including the Offer to Purchase, Letter of Transmittal and other related tender offer materials) that was filed on September 7, 2011 by Omnicare and
Purchaser with the SEC.  These materials, as they may be amended from time to time, contain important information, including the terms and conditions of the Offer, that should be read carefully before any decision is made with respect to the Offer.  Investors and security holders of PharMerica are able to obtain free copies of these documents and other documents filed with the SEC by Omnicare through the web site maintained by the SEC at http://www.sec.gov or by directing a request to the
Corporate Secretary of Omnicare, Inc., 100 East RiverCenter Boulevard, Suite 1600, Covington, Kentucky 41011.  Free copies of any such documents can also be obtained by directing a request to Omnicare's information agent, D.F. King & Co., Inc., by phone at (212) 269-5550 or toll-free at (800) 769-7666 or by email at
info@dfking.com.

Cash Flow
Generation
Specialty Care
Group
Omnicare’s Fundamental Objective
Focused on Growth and Creating Value
Value
Creation

Sizing Up the Business

Long-Term Care and Specialty Care represent two platforms for growth

Industry Growth Dynamics
Continued Rise of Generics, Specialty Drugs

1. Source: IMS - Total US Pharma Prescriptions
Omnicare positioned well to capitalize on both
growing markets; generics and specialty.
Forecasted Pharmaceutical Developments(1) by Drug Type

Industry Growth Dynamics
Aging Population Shaping US Healthcare System

Source: U.S. Census Bureau
Seniors generally have higher pharmaceutical utilization rates, and adherence to medication is essential to lowering overall healthcare costs

Transitioning to an Operations-Driven Company
Focus on Three Core Operating Objectives
• Establish
  consistent organic growth in our Long-Term Care Group
• Create
  more standardization across the company
• Reposition
  Specialty Care Group for an elevated level of growth

Long-Term Care Group

Transitioning to an Operations-Driven Company
Establish Consistent Organic Growth in LTC
• Improving our selling effectiveness, expanding beyond SNFs
 – Greater coordination throughout selling process
 – Size of sales force doubled within past year
 – Conveying the “Omnicare Advantage” (Clinical Operational Specialty
 Technology)
 – Assisted/independent living, psychiatric hospitals, VA facilities, correctional facilities, development disability facilities
• Continued enhancements to the service delivery model
 – Objective to sustain a 95% customer retention rate through:
 • World-class service organization
 • Innovation
 • Clinical expertise
 • Speed of generic conversion

Omnicare’s LTC offering revolves around value creation; investments intended to drive growth while creating customer efficiencies

3Q11 YTD net organic bed loss is
49.5% lower than 3Q10 YTD
Transitioning to an Operations-Driven Company
Establish Consistent Organic Growth in LTC

43.2% better
than 2010

Generic Drug Efficiencies
Speed-to-Generic Conversion Drives Value

Omnicare’s customers have realized over $200 million in
savings from generics launched for the trailing four quarters(2)
1. Source: Omnicare and IMS data for Aricept, Levaquin, Xalatan, Zyprexa and Zyprexa Zydis
2. For the period ended September 30, 2011

Transitioning to an Operations-Driven Company
Creating More Standardization
• Operating efficiencies
 – Benchmarking
 – Insourcing
 – Six Sigma-Focused Culture
• Technological improvements
 – Automation
 – Customer-facing technology
 – Medication availability
 – ONE System

Standardization opportunities expected
to be a longer-term growth driver

Leading Technology Initiatives
Technological Solutions Designed to Enhance Efficiency, Accuracy,
Service
13
A proprietary robotic dispensing process for card and box products
18 ALV systems are currently in operation with plan to add systems in 2012
Combines the pick, label print & apply, verification and sorting steps into one function
Currently in pilot with roll-out commencing in mid-2012
Most efficient pouch dispensing technology leveraging Hub and Spoke model for ALF
Pilot to begin in early 2012 with roll-out commencing by year-end
In-facility solution that improves: “Lack of Medication” events; Security and access control; Management of controlled substances; Administration
Currently in pilot with multi-year roll-out commencing in mid-2012
OmniviewTM, OmniviewDr, MyOmniview

Leading Technology Initiatives
Increasing Automated Mix Expected to Further Drive Standardization
• The percentage of scripts automated is expected to increase dramatically with the implementation of additional ALV units and planned ULV units
14
Technology initiatives expected to be a driver of cost savings, retention and growth opportunities in late 2012 and beyond.
1. Source: Omnicare internal estimate

Classic Omniview
Customer-Facing Technologies
Omniview™
Omnicare’s secure web-based worksite for
customer facilities, prescribers and patients
OmniviewDr
MyOmniview

Customer-Facing Technologies
Omniview™ Usage Increasing Among Customer Base

ONE System Initiative
Efficiency-Driving Infrastructure Enhancement
• Implementing plans to modernize our Pharmacy and Billing System
 – Currently utilizing multiple dispensing systems running technology that is not state of the art
 – Not fully integrated with LTC product lines and financial systems
 – Specialty Care Group systems not integrated
• Oracle solution will update pharmacy systems with an integrated
 ERP solution across all business units
 – A combination of commercial software and custom development will be required to improve technology platforms
• Projected timeline to develop and fully implement is 48 months
 (started
 in 2Q11) but some benefits are expected to start in late 2012

ONE System expected to be significant driver of efficiency improvements

Specialty Care Group

Specialty Drug Market Characteristics
Unique Solutions to Complex Disease States
• Specialty product
 characteristics
 – Annual cost of therapy ($25,000
 to $150,000 per year)
 – Patient population (ranging from
 hundreds to 250,000)
 – Route of administration
 (frequently injected or infused)
 – Chronic disease states
 – All branded products, typically
 injectable
• Rapidly growing market sector
 – 22% market share increase
 from 2008 to 2010(1)
 – 15.4% growth rate in 2010 (2)

Specialty Therapeutic Categories
• Oncology
 – Revlimid
 – Gleevec
• Multiple Sclerosis
 – Avonex
 – Copaxone
 – Betaseron
• Rheumatoid Arthritis
 – Enbrel
 – Humira
• Growth Hormones
 – Norditripin
 – Nutropin

1. Medco data

Specialty Care Group
Operational Platforms

End of Life
Care
Specialty Care Group
Business Model, Economics Vary Depending Upon Operational
Platform
22
Brand
Support
Services
Third
Party
Logistics
PAP &
Consigned
Pharmacy
Manufacturer
Fee for Service Model
Manufacturer owns the product
Specialty
Pharmacy
Third Party
Payers
Buy/Sell
Model
Hospices
Per Diem
Model
SCG owns the product
Customer
Revenue
Product

Transitioning to an Operations-Driven Company
Repositioning Specialty Care Group for Elevated Growth
Omnicare specialty care growth has been robust…and opportunities exist to further accelerate growth through:
•Continued improvements to the organizational structure
 – Investments made in manufacturer-focused sales organization
 – Platform-specific experts added to expand breadth of knowledge
•Expanding into other specialty-focused platforms
•Penetrating additional disease states in specialty pharmacy platform
 – Primary disease states currently multiple sclerosis and oncology
•Leveraging long-term care business to create new opportunities
23
Annual growth rate for Omnicare’s
specialty care businesses exceeds 20%(1)
1. Based on third-quarter 2011 results

Compelling Avenues for Growth

Financial Overview

Operating Performance
Sequential Progression Five Quarter Trend(1) (in millions, except percentage data)

1. Excludes discontinued operations.

Financial Performance
Sequential Progression Five Quarter Trend(1)(2) (in $ millions, except per share data)

1. Excludes discontinued operations.
2. Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare’s Web site under ‘Supplemental Financial Information’ from the ‘Investors’ page.

Focus on Cash Flow
Year-to-Date 2011 Performance

1. Excludes discontinued operations.
3Q11 YTD cash flow from continuing
operations 66.4% higher than 3Q10 YTD

Focus on Cash Flow
High Quality of Earnings

A significant amount of Omnicare’s
earnings is converted into cash flow
1. Free cash flow = cash flow from continuing operations less capital expenditures and dividends paid. Free cash flow does not fully reflect the ability to freely deploy cash as it does not reflect required payments on indebtedness and other obligations. A reconciliation of free cash flow to net cash flows from operating activities is available on Omnicare’s website under ‘Supplemental Financial Information’ from the ‘Investors’ page.

Focus on Cash Flow
Cash Flow Drives Substantial Value
• Highly compelling financial attribute is cash flow generation capability
 – High quality of earnings
 – Creates flexibility for capital allocation initiatives
• Substantial value exists below the EBITDA line
 – Significant amount of ongoing intangible asset amortization
 – Lower cash tax rate vs. effective tax rate
 – Capital expenditure requirements relatively modest
30
1. As of the close of trading on 12/30/2011. Free cash flow = cash flow from continuing operations less capital expenditures and dividends paid. Free cash flow does not fully reflect the ability to freely deploy cash as it does not reflect required payments on indebtedness and other obligations. A reconciliation of free cash flow to net cash flows from operating activities is available on Omnicare’s website under
 ‘Supplemental Financial Information’ from the ‘Investors’ page.
13.5% free cash flow yield based on
 current market capitalization(1)

Focus on Cash Flow
Substantial Long Term Value Exists Below the EBITDA Line

These items carry a weighted average life of over 9 years if the company were to make no additional acquisitions

Focus on Cash Flow
Moving to Cash-Based EPS Reporting

Beginning in 2012, Omnicare will report adjusted earnings
excluding intangible asset amortization
While adding back:
Goodwill amortization tax deduction, and
Contingent convertible debenture interest tax deduction

Financial Performance
Focus on Cash Flow - Pro Forma Results (in $ millions, except per share data)
33
		3Q11 YTD

(4)	Contingent Convertible Debenture Interest - after tax	2,125
(6)	Total Additional Special Items - after tax	$ 58,192
(7)	Diluted Adjusted EPS(2)	$ 1.55
(8)	Cash EPS Adjustments	$ 0.51
(9)	Diluted Adjusted Cash EPS(2)	$ 2.06
(10)	Effective Tax Rate	37.5%
(11)	Dil. Avg. Shares Outstanding	114,930
The after-tax benefit in 3Q11 YTD was
$58.2 million or $0.51 per diluted share
1. Excludes special items. A reconciliation of certain non-GAAP information has been attached to our earnings press release of October 25, 2011 and is available on Omnicare’s Web site under ‘Supplemental
 Financial Information’ from the ‘Investors’ page
2. Excludes discontinued operations

Efficient Capital Deployment to Augment Growth
Initiatives

Robust cash flow generation is expected
to be redeployed toward growth drivers

Capital Allocation
Putting the Robust Cash Flows to Work(1)

1. Cumulative % Returned = (Dividends Paid + Share Repurchases) / 12/31/10 Market Capitalization of $2,961.0 million
Third quarter year-to-date capital returned to shareholders increased 44.5% over 2010

1. Assumes convertible debentures due 2035 are put to the company in 2015 with related tax recapture included and debt amounts shown are exclusive of unamortized debt discount.
Capital Structure

Goal is to spread out maturities to limit refinancing risk

Acquisition Program
Opportunities to Leverage Infrastructure
• Omnicare’s scalable platform makes LTC acquisitions attractive
 – Leverage synergies through direct purchasing of generics
 – Utilize hub-and-spoke network and automation/technology platforms
 – Improvements in customer retention efforts lowers customer attrition risk
• Disciplined approach to acquisitions with early involvement of operators
• Also considering acquisitions in rapidly growing specialty care space
 – Opportunities to leverage synergies within existing specialty care platforms
 – Potential acquisition targets to round out specialty care portfolio
37
Disciplined approach to acquisitions requires at
least 15% after-tax returns, with acquisitions
compared to other capital allocation alternatives.

New Disclosures for Greater Transparency

1. 2012 guidance to be presented both ways

Financial Performance
2012 Guidance and Forward-Looking Major Drivers(1)
Major Drivers	2012	2013	2014
• Brand-to-generic	Positive	Neutral	Neutral
• Organic Growth - Long-Term Care	Neutral	Positive	Positive
• Reimbursement	Negative	Negative	Negative
• Specialty Care(2)	Positive	Positive	Positive
• ONE System	Neutral	Positive	Positive
• Standardization Initiatives	Neutral	Positive	Positive
• Automation	Neutral	Positive	Positive
• Omnicare-at-home	Neutral	Positive	Positive
39
2. Includes an assumption for acquisitions
3. Full-year 2012 guidance provided in Omnicare press release dated January 10, 2012.
Omnicare expects full-year 2012 adjusted EPS between $2.37 and $2.47(3).
Anticipated full-year 2012 cash-based EPS to be provided with 4Q11 earnings release.

Cash Flow
Generation
Specialty Care
Group
Omnicare’s Fundamental Objective
Focused on Growth and Creating Value
Value
Creation